FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of June 25, 2018, is made by and among NEW JERSEY RESOURCES CORPORATION, a New Jersey corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Agent”) and the Lenders (as hereinafter defined) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower is a party to that certain $425,000,000 Amended and Restated Credit Agreement, dated as of September 28, 2015, by and among the Borrower, the Guarantors party thereto, the lender party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, Bank of America, N.A., TD Bank, N.A. and U.S. Bank National Association, as documentation agents, and the Agent as administrative agent for the Lenders (as amended, restated or otherwise modified in accordance with its terms, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments and modifications to the terms of the Credit Agreement, as more fully set forth herein; and

WHEREAS, the Agent and Required Lenders are willing to so amend the Credit Agreement, on the terms and conditions hereinafter provided.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2. Amendments to Credit Agreement.

2.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding in appropriate alphabetical order the following new definitions of “First Amendment” and “First Amendment Effective Date” to read as follows:

First Amendment shall mean the First Amendment to Amended and Restated Credit Agreement dated as of June 25, 2018, among the Borrower, the Guarantors and the Administrative Agent.

First Amendment Effective Date shall mean the date on which the conditions precedent to the effectiveness of the First Amendment have been satisfied or waived and the First Amendment has become effective.

First Amendment to New Jersey Resources Corporation Amended and Restated Credit Agreement

2.2 Permitted Liens. The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by renumbering clause (xiii) as clause (xiv) and by inserting after clause (xii) a new clause (xiii) to read as follows:

(xiii) Liens existing on assets subject to a sale/leaseback or other similar tax equity financing arrangement permitted by Section 8.2.6(viii); and.

2.3 Disposition of Assets. Section 8.2.6 [Dispositions of Assets or Unregulated Subsidiaries] of the Credit Agreement is hereby amended by deleting the word “and” appearing after clause (vii) thereof, renumbering clause (viii) thereof as clause (ix) and by inserting after clause (vii) a new clause (viii) to read as follows:

(viii) any sale/leaseback or other similar tax equity financing arrangement of meter assets or of solar or wind facilities so long as at the time of the such sale/leaseback or similar arrangement, the Borrower is in compliance with Section 8.2.12 [Maximum Leverage Ratio] both before and after such incurrence and no Event of Default may be caused thereby; and

2.4 Off-Balance Sheet Financing. Section 8.2.14 [Off-Balance Sheet Financing] of the Credit Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

Each Loan Party and each Unregulated Subsidiary of each Loan Party shall not engage in any off balance sheet transaction (i.e., the liabilities in respect of which do not appear on the liability side of the balance sheet, with such balance sheet prepared in accordance with GAAP) providing the functional equivalent of borrowed money (including asset securitizations, sale/leasebacks or Synthetic Leases (other than any sale/leaseback transaction, Synthetic Lease or other similar tax equity financing arrangement entered into, in any case, with respect to meter assets or solar or wind facilities and which transaction is otherwise permitted by this Agreement)) with liabilities in excess, in the aggregate for the Borrower and its Subsidiaries as of any date of determination, of ten percent (10%) of the total assets of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP as of the date of determination.

2.5 Cross-Default. Section 9.1.6 [Defaults in Other Agreements or Indebtedness] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.1.6 Defaults in Other Agreements or Indebtedness.

(i) A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor (including without limitation sale/leaseback transactions, Synthetic Leases or other similar tax equity financing arrangement entered, in any case, with respect to meter assets or solar or wind facilities) in excess of $15,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

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(ii) There shall occur under the NJNG Credit Agreement an "Event of Default" (as such term is defined in the NJNG Credit Agreement); or

(iii) A default or event of default shall occur at any time under the terms of any agreement involving any off balance sheet transaction (including any asset securitization, sale/leaseback transaction, or Synthetic Lease (other than any sale/leaseback transaction, Synthetic Lease or other similar tax equity financing arrangement entered into, in any case, with respect to meter assets or solar or wind facilities and which transaction is otherwise permitted by this Agreement)) with obligations in the aggregate thereunder for which any Loan Party or Subsidiary of any Loan Party may be obligated in excess of $15,000,000, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any obligation when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any obligation (whether or not such right shall have been waived) or the termination of any such agreement;

3. Conditions of Effectiveness. The effectiveness of the amendment to the Credit Agreement set forth in Section 2 of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

(a) Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of each Loan Party and (ii) signature pages to this Amendment, executed and delivered by Lenders constituting the Required Lenders; and

(b) Both before and after giving effect to this Amendment, the representations and warranties of the Borrower and the other Loan Parties contained in Section 6 of the Credit Agreement (other than the representations and warranties contained in the first sentence of Section 6.1.6 [Litigation], the last sentence of Section 6.1.8.2 [Financial Statements], and Section 6.1.21 [Environmental Matters]) and in each of the other Loan Documents shall be true and accurate as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions hereof, and no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist.

4. Miscellaneous.

(a) Force and Effect; Reaffirmation. Any reference to the Credit Agreement in any Loan Document or any other document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby, and this Amendment shall be considered a Loan Document. The Credit Agreement (as amended hereby) and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect, and the Borrower and Guarantors hereby reaffirm all of their obligations under the Credit Agreement (as amended hereby) and other Loan Documents to which they are party.

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(b) Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

(c) Governing Law. This Amendment shall, pursuant to New York General Obligations Law Section 5-1401, for all purposes be governed by and construed and enforced in accordance with the laws of the State of New York.

(d) Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Payment of Fees and Expenses. The Loan Parties unconditionally agree to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, and all other documents or instruments to be delivered in connection herewith.

[Signatures begin on following page]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

NEW JERSEY RESOURCES CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR RETAIL HOLDINGS CORPORATION

By:	/s/ Patrick M. Migliaccio
Patrick M. Migliaccio
Senior Vice President, Chief Financial Officer and
Treasurer

NJR HOME SERVICES COMPANY

By:	/s/ Patrick M. Migliaccio
Patrick M. Migliaccio
Senior Vice President, Chief Financial Officer and
Treasurer

COMMERCIAL REALTY AND RESOURCES CORP.

By:	/s/ Patrick M. Migliaccio
Patrick M. Migliaccio
President, Chief Financial Officer and Treasurer

NJR PLUMBING SERVICES, INC.

By:	/s/ Patrick M. Migliaccio
Patrick M. Migliaccio
Senior Vice President, Chief Financial Officer and
Treasurer

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

GUARANTORS, CONTINUED:

PHOENIX FUEL MANAGEMENT COMPANY

By:	/s/ Patrick M. Migliaccio
Patrick M. Migliaccio
Senior Vice President, Chief Financial Officer and
Treasurer

NJR SERVICE CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR ENERGY SERVICES COMPANY

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR STORAGE HOLDINGS COMPANY

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR MIDSTREAM HOLDINGS CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR ENERGY INVESTMENTS CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

GUARANTORS, CONTINUED:

NJR CLEAN ENERGY VENTURES
CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR CLEAN ENERGY VENTURES II
CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

NJR CLEAN ENERGY VENTURES III
CORPORATION

By:	/s/ James W. Kent
James W. Kent
Treasurer

CARROLL AREA WIND FARM, LLC
By: NJR Clean Energy Ventures II Corporation, its
sole member

By:	/s/ James W. Kent
James W. Kent
Treasurer

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

GUARANTORS, CONTINUED:

ALEXANDER WIND FARM, LLC
By: NJR Clean Energy Ventures II Corporation, its
sole member

By:	/s/ James W. Kent
James W. Kent
Treasurer

RINGER HILL WIND LLC
By: NJR Clean Energy Ventures II Corporation, its
sole member

By:	/s/ James W. Kent
James W. Kent
Treasurer

MEDICINE BOW WIND, LLC
By: NJR Clean Energy Ventures II Corporation, its
sole member

By:	/s/ James W. Kent
James W. Kent
Treasurer

BERNARDS SOLAR, LLC
By: NJR Clean Energy Ventures II Corporation, its
sole member

By:	/s/ James W. Kent
James W. Kent
Treasurer

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

PNC BANK, NATIONAL ASSOCIATION,
individually and as Agent

By:	/s/ Thomas E. Redmond
Name: Thomas E. Redmond
Title: Managing Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Justin Martin
Name:	Justin Martin
Title:	Authorized Officer

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Jesse Iannuzo
Name:	Jesse Iannuzzo
Title:	Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Laura H. McAulay
Name:	Laura H. McAulay
Title:	Senior Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

TD BANK, N.A., as a Lender

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Sr. Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin S. Murphy
Name:	Kevin S. Murphy
Title:	A.V.P.

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

SANTANDER BANK, N.A., as a Lender

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

By:	/s/ Carolina Gutierrez
Name:	Carolina Gutierrez
Title:	Vice President

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Nick Giarratano
Name:	Nick Giarratano
Title:	Director

Signature Page
First Amendment to Amended and Restated Credit Agreement
New Jersey Resources Corporation